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                                                                 DRAFT 2/2/94



                         Rochester Telephone Corporation

                                5,000,000 Shares*
                                  Common Stock
                                ($1.00 par value)

                             Underwriting Agreement

                                                    New York, New York

                                                    February ____, 1994


Salomon Brothers Inc
Lehman Brothers Inc.
Smith Barney Shearson Inc.
As Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Ladies and Gentlemen:

             Rochester Telephone Corporation, a New York corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 2,115,000 shares of Common Stock, $1.00 par value, of the Company ("Common Stock"), which shares shall include 56,413 shares of treasury stock of the Company, and C FON Corporation, a Delaware corporation with its sole place of business in Wilmington, Delaware (the "Selling Stockholder"), proposes to sell to the Underwriters 2,885,000 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholder collectively being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 750,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

             1.  REPRESENTATIONS AND WARRANTIES.

             (a)  The Company represents and warrants to, and

- ----------------
     * Plus an option to purchase from Rochester Telephone Corporation up to 750,000 additional shares to cover over-allotments.

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agrees with, each Underwriter as set forth below in this Section 1.  Certain terms used in this Section 1 are defined in paragraph (iii) hereof.

             (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") two registration statements (file numbers 33-40824 and 33-51601) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either: (A) prior to effectiveness of the registration statement file number 33-51601, a further amendment thereto (including the form of final prospectus) or
        (B) a final prospectus in accordance with Rules 430A and 424(b)(1) or
        (4). In the case of clause (B), the Company shall include in such registration statements, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

            (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b), on the Closing Date and on any settlement date pursuant to
        Section 3 hereof, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not

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        contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), on the Closing Date and on any settlement date pursuant to Section 3 hereof, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives, or by or on behalf of the Selling Stockholder, Centel Corporation ("Centel") or Sprint Corporation ("Sprint"), in each case specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

           (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the registration statement file number 33-51601 and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statements referred to in paragraph (i) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if registration statement file number 33-51601 is not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior

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        to the Closing Date (as hereinafter defined), shall also mean such registration statements as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act.

             (b) The Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

             (i) The Selling Stockholder is the lawful owner of the Securities to be sold by the Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, the Selling Stockholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

            (ii) The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this
        Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by the Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

           (iii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to

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        Item 701 of Regulation S-K.


             (iv) No consent, approval, authorization or order of any court or governmental agency or body is required with respect to the Selling Stockholder for the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

            (v) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Selling Stockholder, or the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder, or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries. In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof, the Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (a)(ii) of this Section.

             2. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at a purchase price of
$[   ] per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto. The number of Underwritten Securities to be purchased by each Underwriter from each of the Company and the Selling Stockholder shall

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be as nearly as practicable in the same proportion to the total amount of
Underwritten Securities to be purchased by such Underwriter as the total number of Underwritten Securities to be sold by each of the Company and the Selling Stockholder bears to the total number of Underwritten Securities to be sold pursuant hereto.

             (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 750,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall have agreed to pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company, and payment therefor to the Company, shall be made as provided in Section 3 hereof. The number of shares of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.


             3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities (and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date)) shall be made at 10:00 AM, New York City time, on February ____, 1994, or such later date (not later than February ____, 1994) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholder or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and the Selling

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Stockholder to or upon the order of the Company and the Selling Stockholder by certified or official bank check or checks drawn on or by a New York Clearing House bank or by intrabank wire or wires at a New York Clearing House bank, in each case payable in next-day funds. Delivery of the Underwritten
Securities and the Option Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New
York, 10006. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

             The Company and the Selling Stockholder agree to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

             The Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from the Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

             If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank or by intrabank wire or wires at a New York Clearing House bank, in each case payable in next-day funds. If settlement for the Option Securities occurs after the

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Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

             4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

             5. AGREEMENTS. (a) The Company agrees with the several Underwriters that:

             (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any

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        proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of subparagraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance.

           (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) certified as true, complete and correct by two senior officers (including a senior financial officer) of the Company and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or a dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

             (v) The Company, in cooperation with counsel for the Underwriters, will arrange for the qualification of

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        the Securities for sale under the laws of such jurisdictions as the
        Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.


           (vi) The Company will not, for a period of 90 days following the Execution Time, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company (A) may issue stock options and sell Common Stock pursuant to any employee or director stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time or as proposed to be restated or amended at the Annual Meeting of Shareowners in April 1994,
        (B) may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, (C) may issue Common Stock in connection with the earn-out final payment for the Company's acquisition of Mid Atlantic Telecom, Inc. and may announce, and/or issue Common Stock pursuant to, the proposed acquisition of Minnesota Southern Cellular Telephone Company as described in the Prospectus, and (D) may issue Common Stock pursuant to the 2-for-1 stock split approved by the Company's Board of Directors on November 15, 1993; and PROVIDED FURTHER, that the Company, with the consent of Salomon Brothers Inc, may offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock in connection with a merger, acquisition or other similar transaction by the Company, in which instance the consent of Salomon Brothers Inc shall not be unreasonably withheld.


             (b) The Selling Stockholder agrees with the several Underwriters that it will not during the period of 120 days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock beneficially owned by the Selling Stockholder, or any securities convertible into, or exchangeable for, shares of Common Stock.

             6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the Execution Time, the Closing Date and any

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settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, to the accuracy of the representations and warranties on the part of Centel and Sprint contained in the representation and warranty letters attached hereto as Exhibit A (the "Centel Letter") and Exhibit B (the "Sprint Letter"), respectively, as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of Centel and Sprint made in any certificates pursuant to the provisions of the Centel Letter and the Sprint Letter, respectively, to the performance by Centel and Sprint of their respective obligations under the Centel Letter and the Sprint Letter, respectively, and to the following additional conditions:

             (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to the applicable paragraph of Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

             (b) The Company shall have furnished to the Representatives the opinion of John T. Pattison, Managing Attorney of the Company, dated the Closing Date, to the effect that:

                  (i)  Each of the Company and its subsidiaries listed on
             Schedule II hereto (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or

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             organized, and each of the joint ventures denominated as
             Rochester Telephone Mobile Communications, Anixter-Rotelcom and the Utica-Rome Cellular Partnership has been duly organized and is validly existing, in each case with full power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and the Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole;

                (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances other than security interests, claims, liens or encumbrances which would not, taken in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole;

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities being sold hereunder by the Company and the Selling Stockholder are duly authorized for listing, subject to official notice of issuance, on the New

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             York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other similar rights to subscribe for the Securities;

                 (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, joint ventures or partnerships of a character required to be disclosed in the Registration Statement which is not disclosed in the Prospectus as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Prospectus under the heading "Regulation" fairly summarize the matters therein described;

                 (v) this Agreement has been duly authorized, executed and delivered by the Company;

                (vi) no consent, approval, authorization or order of any New York or Federal or, to the best of such counsel's knowledge, other court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

               (vii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries, joint ventures or partnerships is a party or bound, or any judgment, order or decree known to the actual knowledge of such counsel to be

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             applicable to the Company or any of its subsidiaries, joint ventures or partnerships of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, joint ventures or partnerships; and

                 (viii) other than the Selling Shareholder, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

             In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as explicitly set forth in clause (iv) of this Section 6(b)), on the basis of the foregoing, no information came to such counsel's attention that caused such counsel to believe that the Registration Statement
        (as amended at the Closing Date, if applicable), at the time such Registration Statement or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Act), or that the Prospectus (as amended or supplemented), as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that because the primary purpose of such counsel's professional engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement and the Prospectus, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and such counsel makes no representation that such counsel has independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, such counsel may further state that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements and schedules and other financial and statistical data included in the Registration Statement, and such counsel has not examined the accounting, financial or statistical records from which such financial statements, schedules and data are derived. Such counsel may note that while certain portions of the Registration Statement (including financial statements and schedules) have been included therein on the authority of "experts" within the meaning of the Act, such counsel is not an expert with respect to any portion of the Registration Statement, including without limitation such financial statements or schedules or the other financial or statistical data included therein.

             In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Selling Stockholder, Centel, Sprint and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         (c) The Company shall have furnished to the Representatives the opinion of Simpson Thacher & Bartlett, counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of New York, with full power and authority to own, lease and operate its properties;

               (ii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities being sold hereunder by the Company and the Selling Stockholder are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights with respect to the Securities;

                  (iii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement, at the time it or any post-effective amendment thereto was declared effective, and the Prospectus, as of its date, complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and the documents incorporated by reference therein (as any such documents may have been amended), at the time such documents were filed, complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder (in each case, other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion);

                 (iv) this Agreement has been duly authorized, executed and delivered by the Company;

                (v) no consent, approval, authorization or order of any New York or federal court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and the approval of the New York State Public Service Commission and such other approvals (specified in such opinion) as have been obtained; and

               (vi) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any New York or Federal law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument as set forth on Schedule I to that opinion to which the Company or any of its subsidiaries, joint ventures or partnerships is a party or bound.

             In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no information came to such counsel's attention that caused such counsel to believe that the Registration Statement (as amended at the Closing Date, if applicable), at the time such Registration Statement or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Act), or that the Prospectus (as amended or supplemented), as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that because the primary purpose of their professional engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement and the Prospectus, they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and they make no representation that they have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and they have not independently verified, the accuracy, completeness or fairness of the financial statements and schedules and other financial and statistical data included in the Registration Statement, and they have not examined the accounting, financial or statistical records from which such financial statements, schedules and data are derived. Such counsel may note that while certain portions of the Registration Statement (including financial statements and schedules) have been included therein on the authority of "experts" within the meaning of the Act, they are not such experts with respect to any portion of the Registration Statement, including without limitation such financial statements or schedules or the other financial or statistical data included herein.

             In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Selling Stockholder, Centel, Sprint and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

             (d) The Selling Stockholder shall have furnished to the Representatives the opinion of Tucci & Semes, counsel for the Selling Stockholder, dated the Closing Date, to the effect that:

                  (i) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and the Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Stockholder hereunder;

                 (ii) the delivery by the Selling Stockholder to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Stockholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

                (iii) no consent, approval, authorization or order of any Delaware, Federal or, to the best of such counsel's knowledge, other court or governmental agency or body is required with respect to the Selling Stockholder for the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                 (iv) neither the sale of the Securities being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or By-laws of the Selling Stockholder, or the material terms of any indenture or other agreement or instrument of which such counsel has actual knowledge and to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Selling Stockholder, Centel, Sprint and public officials.

             (e) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company, the Selling Stockholder, Centel and Sprint shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

             (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officers' knowledge, threatened; and

                (iii) since the date of the most recent financial statements included in the Prospectus

             (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

             (g) The Selling Stockholder shall have furnished to the Representatives a certificate, signed by the President or a Vice President of the Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

             (h) Centel shall have furnished the Centel Letter in the form attached as Exhibit A to this Agreement and the certificate and legal opinion referred to therein, and Sprint shall have furnished the Sprint Letter in the form attached as Exhibit B to this Agreement and the certificate and legal opinion referred to therein.

             (i) At the Execution Time and at the Closing Date, Price Waterhouse shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder;

                 (ii) they have (a) read the Company's unaudited financial statements as of September 30, 1993 made available by the Company and incorporated by reference in the Registration Statement and the

             Prospectus and agreed the amounts contained therein with the Company's accounting records as of September 30, 1993 and 1992, and for the three-month and nine-month periods then ended; (b) read the Company's unaudited financial statements as of December 31, 1993 as set forth in the Current Report on Form 8-K dated January 20, 1994 made available by the Company and incorporated by reference in the Registration Statement and the Prospectus and agreed the amounts contained therein with the Company's accounting records as of December 31, 1993 and 1992, and for the three-month periods then ended; (c) read the minutes of the meetings of the stockholders, directors, management and compensation and audit committees of the Company; (d) made inquires of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1992; and (e) such officials of the Company have stated to them that:

                       (1) the unaudited financial statements of the Company incorporated or included in the Registration Statement and the Prospectus are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements, except for the adoption of SFAS 106, Employers' Accounting for Postretirement Benefits Other than Pensions, and comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations of the Commission; and

                       (2) with respect to the period subsequent to December 31, 1993, there were no changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock or current liabilities of the Company, increase in the long-term debt of the Company and its subsidiaries or any decreases in consolidated net current assets or shareowners' equity as compared with the amounts shown on the December 31, 1993 consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from January 1, 1994 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net revenues or in total or per-share amounts of income before extraordinary items or of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth and incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.


             References to the Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

             (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change, increase or decrease specified in the letter or letters referred to in paragraph
        (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries taken as a whole the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

             (k) On or prior to the Execution Time, the New York Stock Exchange shall have approved the Underwriters' participation in the distribution of the Securities to be sold by the Selling Stockholder.

             (l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by a "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (m) Prior to the Closing Date, the Company, the Selling Stockholder, Centel and Sprint shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

             If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company and the Selling Stockholder in writing or by telephone or telegraph confirmed in writing.

             7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. (a) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Sections 6 (a), (b), (c), (f),
(i), (j), (l), or (m) hereof which is required to be satisfied is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Selling Stockholder, Centel or Sprint, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Sections 6 (d), (g), (h) or (m) hereof which is required to be satisfied is not satisfied, because of any termination pursuant to Section 10 hereof (except if trading in the Company's Common Stock shall have been suspended by the

Commission or the New York Stock Exchange), or because of any refusal, inability or failure on the part of the Selling Stockholder, Centel or Sprint to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters or the Company, the Selling Stockholder will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

        (b) If this Agreement is terminated in accordance with Section 10 herein (except if trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange), the Company's and the Selling Stockholder's obligations pursuant to (a) above shall be joint and several. As between the Company and the Selling Stockholder, the Company will be responsible for 42.3% of the amount paid to the Underwriters and the Selling Stockholder will be liable for 57.7% of the amount paid to the Underwriters.

             8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, each person who controls any Underwriter, each of the Selling Stockholder, Centel and Sprint, the directors, officers, employees and agents of the Selling Stockholder, Centel and Sprint and each person who controls the Selling Stockholder, Centel and Sprint within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives, or by or on behalf of the Selling Stockholder, Centel and Sprint, specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

             (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, the Selling Stockholder, Centel and Sprint, but only with reference to written information furnished to the Company by or on behalf of the Selling Stockholder specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

             (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Selling Stockholder, Centel and Sprint, each of their respective directors, each of the Company's officers who signs the Registration Statement, each of the officers, employees and agents of the Selling Stockholder, Centel and Sprint and each person who controls each of the Company, the Selling Stockholder, Centel and Sprint within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, the Selling Stockholder, Centel and Sprint, but only with reference to written information relating to the Underwriters furnished to the Company by or on behalf of the Underwriters through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

             (d) The Selling Stockholder agrees to indemnify the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act as contemplated by and to the extent set forth in Section 5(b) of the Securities Agreement by and between Centel and the Company attached as Exhibit C hereto (the "Securities Agreement").

             (e)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above.
The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

             (f)  In the event that the indemnity provided in paragraph (a),
(b), (c) or (d) of this Section 8 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholder and by the Underwriters from the offering of the Securities; PROVIDED, HOWEVER, that (1) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder and (2) the Securities Agreement shall control the contribution to Losses by the Company, if any, to be made by the Selling Stockholder and shall also control the Company's contribution to the Selling Stockholder's, Centel's or Sprint's Losses, if any, including Losses resulting from indemnification of the Underwriters by the Selling Stockholder, Centel or Sprint. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Stockholder and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that the Securities Agreement shall control the contribution to Losses by the Company, if any, to be made by the Selling Stockholder and shall also control the Company's contribution to the Selling Stockholder's, Centel's or Sprint's Losses, if any, including Losses resulting from indemnification of the Underwriters by the Selling Stockholder, Centel or Sprint. Benefits received by the Company and by the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Stockholder or the Underwriters. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls any of the Selling Stockholder, Centel or Sprint within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of any of the Selling Stockholder, Centel or Sprint shall have the same rights to contribution as the Selling Stockholder, Centel or Sprint, respectively, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (f).

             9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the

Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholder, Centel, Sprint or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder, Centel, Sprint and any nondefaulting Underwriter for damages occasioned by its default hereunder.

             10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholder prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus

(exclusive of any supplement thereto).

             11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

             12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Rochester Telephone Corporation, Rochester Tel Center, 180 South Clinton Avenue, Rochester, New York, 14646-0700, attention of the legal department; or if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to it at 2500 West 4th Street, Suite 16A, Wilmington, Delaware,
19805, attention of the President, with a copy to Michael Semes, Esq., Tucci
& Semes, Three Mill Road, Suite 206, Wilmington, Delaware, 19806; or if sent to Sprint or Centel, will be mailed, delivered or telegraphed and confirmed to it or them at Sprint Corporation, 2330 Shawnee Mission Parkway Westwood, Kansas, 66205, attention of the legal department.

             13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

             14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

             15. BUSINESS DAY. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

             16. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


             If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the several Underwriters.


                           Very truly yours,

                           Rochester Telephone Corporation


                           By:
                               ---------------------
                               Name:
                               Title:


                           C FON Corporation


                           By:
                               ---------------------
                               Name:
                               Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Lehman Brothers Inc.
Smith Barney Shearson Inc.

By:  Salomon Brothers Inc

By:

     ----------------------------
     Name:
     Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   Schedule I

                                                       Number of Shares
                                                       of Underwritten
                                                          Securities
                     Underwriters                      to be Purchased
                     ------------                      ----------------

Salomon Brothers Inc .............

Lehman Brothers Inc. .............

Smith Barney Shearson Inc. .......

                                                       ---------------
              Total ......................
                                                          5,000,000
                                                       ---------------

                                   Schedule II

                                  Subsidiaries
                                  ------------
C, C & S Telco, Inc.
Enterprise Telephone Company
Highland Telephone Company
Monroeville Telephone Company, Inc.
RCI Long Distance, Inc.
RCI Long Distance New England,Inc.
Rochester Tel Cellular Holding Corporation
Rochester Telephone Mobile Communications, Inc.
Rochester Tel Subsidiary Telco, Inc.
Rochester Tel Telecommunications Corporation
Rochester Tel Telecommunications Holding Corporation
Rotelcom Inc.
Southland Telephone Company
The Statesboro Telephone Company
Sylvan Lake Telephone Company, Inc.
Urban Telephone Corporation
Vista Telephone Company of Minnesota